UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

MTS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Technology Drive
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 937-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2009 Restricted Stock Awards

On June 29, 2009, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of MTS Systems Corporation (the “Company”) awarded Restricted Stock Units (“RSUs”) to executive officers under the Company’s 2006 Stock Incentive Plan. Each RSU represents the right to receive shares of the Company’s common stock upon vesting.

The form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Agreement – Employee and form of Uniform Terms and Conditions Applicable to Restricted Stock Unit Grant are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

Item 9.01.	Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Agreement - Employee
10.2	Form of Uniform Terms and Conditions Applicable to Restricted Stock Unit Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: June 30, 2009	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Agreement - Employee
10.2	Form of Uniform Terms and Conditions Applicable to Restricted Stock Unit Grant